Note 4 - Premises and Equipment (Detail) - Major Classifications of Premises and Equipment (USD $)	Dec. 31, 2012	Dec. 31, 2011
Land	$ 2,250,789	$ 2,250,789
Buildings and improvements	11,812,386	11,860,040
Automobile	16,479	16,479
Furniture, fixtures and equipment	9,000,767	8,343,157
Leasehold improvements	271,799	271,799
	23,352,220	22,742,264
Less accumulated depreciation	(12,065,810)	(11,318,442)
Net premises and equipment	$ 11,286,410	$ 11,423,822